                                                                   EXHIBIT 99.2

                         NOTICE OF GUARANTEED DELIVERY
                                WITH RESPECT TO
                    10% SENIOR SUBORDINATED NOTES DUE 2008

 THIS FORM, OR ONE SUBSTANTIALLY EQUIVALENT HERETO, MUST BE USED BY ANY HOLDER OF 10% SENIOR SUBORDINATED NOTES DUE 2008 (THE "PRIVATE NOTES") OF INTEREP NATIONAL RADIO SALES, INC., A NEW YORK CORPORATION (THE "COMPANY"), WHO WISHES TO TENDER PRIVATE NOTES PURSUANT TO THE COMPANY'S EXCHANGE OFFER, AS
 DEFINED IN THE PROSPECTUS DATED [     ], 1999 (THE "PROSPECTUS") AND (i)
 WHOSE PRIVATE NOTES ARE NOT IMMEDIATELY AVAILABLE OR (ii) WHO CANNOT DELIVER SUCH PRIVATE NOTES OR ANY OTHER DOCUMENTS REQUIRED BY THE LETTER OF TRANSMITTAL ON OR BEFORE THE EXPIRATION DATE (AS DEFINED IN THE PROSPECTUS) OR (iii) WHO CANNOT COMPLY WITH THE BOOK-ENTRY TRANSFER PROCEDURE ON A TIMELY BASIS. SUCH FORM MAY BE DELIVERED BY FACSIMILE TRANSMISSION, MAIL OR HAND DELIVERY TO THE EXCHANGE AGENT. SEE "THE EXCHANGE OFFER--GUARANTEED DELIVERY PROCEDURES" IN THE PROSPECTUS.


                      INTEREP NATIONAL RADIO SALES, INC.

                         NOTICE OF GUARANTEED DELIVERY

   To the Exchange Agent: U.S. Bank Trust National Association, as agent for
                                  Summit Bank

           By Mail            Facsimile Transmission            By Hand:

  (registered or certified         (for eligible
     mail recommended):         institutions only):          U.S. Bank Trust
                                                          National Association
       U.S. Bank Trust           (612) 244-1537               Fourth Floor
    National Association    Attn: Specialized Finance     -- Bond Drop Window
        P.O. Box 64485                                    180 East Fifth Street
St. Paul, Minnesota 55164-9549                         St. Paul, Minnesota 55101

                            To Confirm by Telephone
                           or for Information Call:

                                (651) 244-1197            By Overnight Courier:

                                                             U.S. Bank Trust
                                                          National Association
                                                       Attn: Specialized Finance
                                                         180 East Fifth Street
                                                       St. Paul, Minnesota 55101


  Delivery of this Notice of Guaranteed Delivery to an Address other than as set forth above or transmission via a facsimile number other than as set forth above will not constitute a valid delivery.

              PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY

Ladies and Gentlemen:

  The undersigned hereby tenders to the Company upon the terms and subject to the conditions set forth in the Prospectus and the related Letter of Transmittal, receipt of which is hereby acknowledged, the principal amount of Private Notes specified below pursuant to the guaranteed delivery procedures set forth under the caption "The Exchange Offer--Guaranteed Delivery Procedures" in the Prospectus. By so tendering, the undersigned does hereby make, at and as of the date hereof, the representations and warranties of a tendering Holder of Private Notes set forth in the Letter of Transmittal. The undersigned hereby tenders the Private Notes listed below:



               Certificate Numbers
                  (if Available)    Principal Amount Tendered
-------------------------------------------------------------
-------------------------------------------------------------
-------------------------------------------------------------
-------------------------------------------------------------
-------------------------------------------------------------


  All authority herein conferred or agreed to be conferred shall survive the death, incapacity, or dissolution of the undersigned and every obligation of the undersigned hereunder shall be binding upon the heirs, personal representatives, successors and assigns of the undersigned.

If Private Notes will be tendered   SIGN HERE
by book-entry transfer              -------------------------------------------
                                                   Signature(s)

Name of Tendering Institution:      -------------------------------------------

                                    -------------------------------------------
----------------------------------            Name(s) (Please Print)

                                    -------------------------------------------
The Depository Trust Company        -------------------------------------------
Account No.:                                          Address

                                    -------------------------------------------
----------------------------------                   Zip Code
                                    -------------------------------------------
                                            Area Code and Telephone No.

                                    Date: _____________________________________

                                   GUARANTEE
                   (Not to be used for signature guarantee)

  The undersigned, a participant in a Recognized Signature Guarantee Medallion Program, guarantees deposit with the Exchange Agent of the Letter of Transmittal (or facsimile thereof), together with the Private Notes tendered hereby in proper form for transfer, or confirmation of the book-entry transfer of such Private Notes into the Exchange Agent's account at the Depository Trust Company, pursuant to the procedure for book-entry transfer set forth in the Prospectus, and any other required documents, all by 5:00 p.m., New York City time, on the third business day following the Expiration Date (as defined in the Prospectus).

                                       SIGN HERE
                                       ---------------------------------------
                                       Name of Firm
                                       ---------------------------------------
                                       Authorized Signature
                                       ---------------------------------------
                                       Name(s) (Please Print)
                                       ---------------------------------------
                                       ---------------------------------------
                                       ---------------------------------------
                                       Address
                                       ---------------------------------------
                                       Zip Code
                                       ---------------------------------------
                                       Area Code and Telephone No.

                                       Date:

  DO NOT SEND CERTIFICATES FOR PRIVATE NOTES WITH THIS FORM. ACTUAL SURRENDER OF CERTIFICATES FOR PRIVATE NOTES MUST BE MADE PURSUANT TO, AND BE ACCOMPANIED BY, A COPY OF THE PREVIOUSLY EXECUTED LETTER OF TRANSMITTAL.

                                 INSTRUCTIONS

  1.Delivery of this Notice of Guaranteed Delivery. A properly completed and duly executed copy of this Notice of Guaranteed Delivery and any other documents required by this Notice of Guaranteed Delivery must be received by the Exchange Agent at the address set forth on the cover hereof prior to the Expiration Date. The method of delivery of this Notice of Guaranteed Delivery and all other required documents to the Exchange Agent is at the election and risk of the holder but, except as otherwise provided below, the delivery will be deemed made only when actually received by the Exchange Agent. Instead of delivery by mail, it is recommended that holders use an overnight or hand delivery service, properly insured. If such delivery is by mail, it is recommended that the holder use properly insured, registered mail with return receipt requested. For a full description of the guaranteed delivery procedures, see the Prospectus under the caption "The Exchange Offer-- Guaranteed Delivery Procedures." In all cases, sufficient time should be allowed to assure timely delivery. No Notice of Guaranteed Delivery should be sent to the Company.

  2.Signature on this Notice of Guaranteed Delivery; Guarantee of
Signatures. If this Notice of Guaranteed Delivery is signed by the registered Holder(s) of the Private Notes referred to herein, then the signature must correspond with the name(s) as written on the face of the Private Notes without alteration, enlargement or any change whatsoever.

  If this Notice of Guaranteed Delivery is signed by a person other than the registered holder(s) of any Private Notes listed, this Notice of Guaranteed Delivery must be accompanied by a properly completed bond power signed as the name of the registered holder(s) appear(s) on the face of the Private Notes without alteration, enlargement or any change whatsoever.

  If this Notice of Guaranteed Delivery is signed by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, such person should so indicate when signing, and, unless waived by the Company, evidence satisfactory to the Company of their authority so to act must be submitted with this Notice of Guaranteed Delivery.

  3.Requests for Assistance or Additional Copies. Questions relating to the Exchange Offer or the procedure for consenting and tendering as well as requests for assistance or for additional copies of the Prospectus, the Letter of Transmittal and this Notice of Guaranteed Delivery, may be directed to the Exchange Agent at the address set forth on the cover hereof or to your broker, dealer, commercial bank or trust company.

            GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION
                         NUMBER ON SUBSTITUTE FORM W-9

Guidelines for Determining the Proper Identification Number to Give the Payer.

  Social Security numbers have nine digits separated by two hyphens: i.e. 000-00-0000. Employer identification numbers have nine digits separated by only one hyphen: i.e. 00-0000000. The table below will help determine the number to give the payer.

------------------------------------------------
                             Give the
For this type of account:    SOCIAL SECURITY
                             number of--
------------------------------------------------
 1. An individual's account  The individual
 2. Two or more individuals  The actual owner of
    (joint account)          the account or, if
                             combined funds, any
                             one of the
                             individuals(1)
 3. Husband and wife         The actual owner of
    (joint account)          the account or, if
                             joint funds, either
                             person(1)
 4. Custodian account of a   The minor(2)
    minor
    (Uniform Gift to Minors
    Act)
 5. Adult and minor          The adult or, if
    (joint account)          the minor is the
                             only contributor,
                             the minor(1)
 6. Account in the name of   The ward, minor, or
    guardian or committee    incompetent
    for a designated ward,   person(3)
    minor, or incompetent
    person
 7. The usual revocable      The grantor-
    savings trust account    trustee(1)
    (grantor is also
    trustee)
 a. So-called trust account  The actual owner(1)
    that is not a legal or
    valid trust under State
    law

                                        --------
                             Give the EMPLOYER
For this type of account:    IDENTIFICATION
                             number of--
                                        --------
 8. Sole proprietorship      The owner(4)
    account
 9. A valid trust, estate,   Legal entity (Do
    or pension trust         not furnish the
                             identifying number
                             of the personal
                             representative or
                             trustee unless the
                             legal entity itself
                             is not designated
                             in the account
                             title.)(5)
10. Corporate account        The corporation
11. Religious, charitable,   The organization
    or educational
    organization account
12. Partnership account      The partnership
    held in the name of the
    business
13. Association, club, or    The organization
    other tax-exempt
    organization
14. A broker or registered   The broker or
    nominee                  nominee
15. Account with the         The public entity
    Department of
    Agriculture in the name
    of a public entity
    (such as a State or
    local government,
    school district, or
    prison) that receives
    agricultural program
    payments

--------------------------------------- ---------------------------------------

(1) List first and circle the name of the person whose number you furnish.
(2) Circle the minor's name and furnish the minor's social security number.
(3) Circle the ward's, minor's or incompetent person's name and furnish such person's social security number.
(4) Show the name of the owner.
(5) List first and circle the name of the valid trust, estate, or pension trust.

Note:If no name is circled when there is more than one name, the number will be considered to be that of the first name listed.

            GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION
                         NUMBER OF SUBSTITUTE FORM W-9
                                    Page 2
Obtaining a Number
If you don't have a taxpayer identification number ("TIN") or you don't know your number, obtain Form SS-5, Application for a Social Security Number Card, or Form SS-4, Application for Employer Identification Number, at the local office of the Social Security Administration or the Internal Revenue Service and apply for a number.

Payees Exempt from Backup Withholding
Payees specifically exempted from backup withholding on ALL payments include the following:

 . A corporation.
 . A financial institution.
 . An organization exempt from tax under section 501(a), or an individual re-
   tirement plan.
 . The United States or any agency or instrumentality thereof.
 . A State, the District of Columbia, a possession of the United States, or any subdivision or instrumentality thereof.
 . A foreign government, a political subdivision of a foreign government, or any agency or instrumentality thereof.
 . An international organization or any agency, or instrumentality thereof.
 . A registered dealer in securities or commodities registered in the U.S. or a possession of the U.S.
 . A real estate investment trust.
 . A common trust fund operated by a bank under section 584(a).
 . An exempt charitable remainder trust, or a non-exempt trust described in section 4947(a)(1).
 . An entity registered at all times under the Investment Company Act of 1940. . A foreign central bank of issue.

Payments of dividends and patronage dividends not generally subject to backup withholding including the following:

 . Payments to nonresident aliens subject to withholding under section 1441.
 . Payments to partnerships not engaged in a trade or business in the U.S. and which have at least one nonresident partner.
 . Payments of patronage dividends where the amount received is not paid in money.
 . Payments made by certain foreign organizations.
 . Payments made to a nominee.

Payments of interest not generally subject to backup withholding include the following:

 . Payments of interest on obligations issued by individuals. Note: You may be subject to backup withholding if this interest is $600 or more and is paid in the course of the payer's trade or business and you have not provided your correct taxpayer identification number to the payer.
 . Payments of tax-exempt interest (including exempt-interest dividends under section 852).
 . Payments described in section 6049(b)(5) to nonresident aliens.
 . Payments on tax-free covenant bonds under section 1451.
 . Payments made by certain foreign organizations.
 . Payments made to a nominee.

Exempt payees described above should file Form W-9 to avoid possible erroneous backup withholding. FILE THIS FORM WITH THE PAYER, FURNISH YOUR TAXPAYER IDENTIFICATION NUMBER, WRITE "EXEMPT" ON THE FACE OF THE FORM, AND RETURN IT TO THE PAYER. IF THE PAYMENTS ARE INTEREST, DIVIDENDS, OR PATRONAGE DIVIDENDS, ALSO SIGN AND DATE THE FORM.

Certain payments other than interest, dividends, and patronage dividends that are not subject to information reporting are also not subject to backup withholding. For details, see the sections 6041, 6041A(a), 6045 and 6050A.

Privacy Act Notice.--Section 6109 requires most recipients of dividend, interest, or other payments to give taxpayer identification numbers to payers who must report the payments to IRS. The IRS uses the numbers for identification purposes. Payers must be given the numbers whether or not recipients are required to file tax returns. Payers must generally withhold 31% of taxable interest, dividend, and certain other payments to a payee who does not furnish a taxpayer identification number to a payer. Certain penalties may also apply.

Penalties
(1) Penalty for Failure to Furnish Taxpayer Identification Number.--If you fail to furnish your taxpayer identification number to a payer, you are subject to a penalty of $50 for each such failure unless your failure is due to reasonable cause and not to willful neglect.
(2) Civil Penalty for False Information With Respect to Withholding.--If you make a false statement with no reasonable basis which results in no imposition of backup withholding, you are subject to a penalty of $500.
(3) Criminal Penalty for Falsifying Information.--Falsifying certifications or affirmations may subject you to criminal penalties including fines and/or imprisonment.

FOR ADDITIONAL INFORMATION CONTACT YOUR
TAX ADVISOR OR THE INTERNAL REVENUE
SERVICE.